UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2005

GVI SECURITY SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

000-21295	77-0436410
(Commission File Number)	(I.R.S. Employer Identification Number)

2801 Trade Center Drive, Suite 120, Carrollton, Texas	75007
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (972) 245-7353

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)      Pursuant to a letter dated May 8, 2005 and received on May 12, 2005, Fred Gluck resigned as a director of GVI Security Solutions, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2005
GVI SECURITY SOLUTIONS, INC.

	By:	/s/ Nazzareno Paciotti
Name: Nazzareno Paciotti
Title: Chief Executive Officer and Chief Financial Officer